Exhibit 10.42

SECURED PROMISSORY NOTE

$30,000,000.00	April 19, 2013

FOR VALUE RECEIVED, RECEPTOS, INC., a Delaware corporation and APOPTOS, INC., a Delaware corporation (collectively, “Borrower”) hereby promises to pay to MIDCAP FUNDING III, LLC, a Delaware limited liability company or its registered assigns (“Lender”), with an address of 7255 Woodmont Avenue, Suite 200, Bethesda, Maryland 20814, or such other place of payment as the holder of this Secured Promissory Note (this “Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Thirty Million and No/100 Dollars ($30,000,000.00), or so much thereof as Lender has advanced to Borrower, on the dates, terms and conditions set forth in the Credit Agreement (as defined below), together with interest thereon in accordance with the terms of and at the rate or rates set forth in the Credit Agreement.

This Note is executed and delivered in connection with that certain Credit and Security Agreement of even date herewith by and among Borrower, MidCap Funding III, LLC, as agent for the lenders thereunder, Lender, and the other lenders named therein from time to time (as the same may from time to time be amended, modified, restated or supplemented in accordance with its terms, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement and the other Financing Documents (as defined in the Credit Agreement), to which reference is made for a statement of all of the terms and conditions thereof. This Note shall evidence the undersigned’s obligation to repay all sums advanced by Lender from time to time under the Credit Agreement and as part of a Credit Facility thereunder.  All terms defined in the Credit Agreement shall have the same definitions when used herein, unless otherwise defined herein.  All of the terms, covenants, provisions, conditions, stipulations, promises and agreements contained in the Financing Documents to be kept, observed and/or performed by the undersigned are made a part of this Note and are incorporated into this Note by this reference to the same extent and with the same force and effect as if they were fully set forth in this Note; the undersigned promises and agrees to keep, observe and perform them or cause them to be kept, observed and performed, strictly in accordance with the terms and provisions thereof. In the event of any conflict between this Note and the Credit Agreement, the Credit Agreement shall govern and control.

All payments hereunder shall be made in accordance with the Credit Agreement, without setoff, recoupment or deduction and regardless of any counterclaim or defense.  This Note shall become due and payable in full upon the Maturity Date.  An Event of Default under the Credit Agreement shall constitute a default under this Note, and upon any such Event of Default, all principal and interest and other obligations owing under this Note may be accelerated and declared immediately due and payable as provided for in the Credit Agreement.  All amounts due hereunder are payable in the lawful currency of the United States of America.  Time is of the essence hereof.  This Note may be voluntarily prepaid only as permitted under the Credit Agreement.

Borrower hereby makes all waivers set forth in the Credit Agreement with respect to the indebtedness evidenced by this Note.  No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless such variation or modification is made in accordance with the Credit Agreement.  If any term, provision, covenant or condition of this Note or the application of any term, provision, covenant or condition of this Note to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, then the remainder of this Note and the application of such term, provision, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, provision, covenant or condition shall be valid and enforced to the fullest extent permitted by law.  This Note shall be binding upon the undersigned and its successors.  The undersigned may not assign any of its rights or delegate any of its obligations under this Note. Each of the undersigned shall be jointly and severally liable for all of the obligations of Borrower under this Note.

This Note has been negotiated and delivered to Lender and is payable in the State of Maryland.  The provisions of the Credit Agreement regarding choice of law, jurisdiction, venue and jury trial waiver are incorporated herein and shall govern this Note.

IN WITNESS WHEREOF, intending to be legally bound, and intending that this document shall constitute an instrument executed and delivered under seal, Borrower, as of the day and year first above written, has caused this Note to be executed and delivered under seal.

RECEPTOS, INC.

By:	/s/ Graham Cooper (SEAL)
Name:	Graham Cooper
Title:	Chief Financial Officer

APOPTOS, INC.

By:	/s/ Graham Cooper (SEAL)
Name:	Graham Cooper
Title:	Chief Financial Officer

RECEPTOS, INC.

SECURED PROMISSORY NOTE

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